NATIONS FUNDS TRUST
Nations Global Value Fund
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International Opportunities Fund
(collectively, the “Funds”)

Supplement dated March 18, 2005
to Prospectuses dated August 1, 2004

     Effective on or about March 21, 2005, the prospectuses for all share classes of the Funds are hereby supplemented by deleting the discussion regarding when you may not have to pay a redemption fee under the heading “About your investment – Redemption fees” and inserting the following discussion in its place:

You won’t pay an otherwise applicable redemption fee on the following categories of transactions:

•	shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

•	shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

•	shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to BACAP that the investment fund is not a vehicle for market timing. BACAP or its affiliates may manage certain of the approved investment funds

•	shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to BACAP that the program is not designed to be a vehicle for market timing

•	shares sold by accounts where Nations Funds has received information reasonably satisfactory to BACAP indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

•	shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of BACAP

•	shares that were purchased by reinvested dividends

•	shares that are redeemed or exchanged through Nations Funds’ Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

•	the following retirement plan distributions:

•	lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan)

•	distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with Nations Funds’ transfer agent or with a different financial institution or intermediary. Nations Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Nations Funds’ ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

Nations Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Nations Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Nations Funds may modify or eliminate certain exemption categories without advance notice to shareholders.